TRADE AND OTHER RECEIVABLES - Movement in allowance for expected credit losses (Details) - Trade receivables - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Movement in the allowance for expected credit losses
Opening balance	$ 6,492,987	$ 6,298,208
Increase (decrease)	2,321,958	1,762,246
Provision reversal	(1,595,521)	(1,184,953)
Increases (decrease) for changes of foreign currency	(423,761)	(382,514)
Sub - total movements	302,676	194,779
Ending balance	$ 6,795,663	$ 6,492,987